SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2001

               MERRILL LYNCH, PIERCE, FENNER & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Europe 2001 HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-44286
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.       Other Events

              ING Groep N.V. announced a 2-for-1 stock split on its common stock payable to shareholders of record as of June 29, 2001. ING Groep began trading on a split-adjusted basis on July 13, 2001. As of July 18, 2001 the share amount of ING Groep represented by a round-lot of 100 Europe 2001 HOLDRS is 4.

              UBS AG announced a 3-for-1 mandatory exchange of its common stock applicable to shareholders of record as of July 13, 2001. As of July 16, 2001, the share amount of UBS represented by a round-lot of 100 Europe 2001 HOLDRS is 3.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits

                (c) Exhibits

                    99.1 Europe 2001 HOLDRS Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 17, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED


Date:  November 26, 2001                  By:  /s/ STEPHEN G. BODURTHA
                                               -----------------------
                                          Name:  Stephen G. Bodurtha
                                          Title: Attorney-in-Fact

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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Europe 2001 HOLDRS(SM) Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 17, 2001.